                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 24, 2002

                                   ACTV, INC.
             (Exact name of registrant as specified in its charter)


Delaware                        001-10377                     94-2907258
(State or other             (Commission File                 (IRS Employer
jurisdiction of                  Number)                   Identification No.)
incorporation)


                       233 PARK AVENUE SOUTH, 10th FLOOR
                            NEW YORK, NEW YORK 10003
          (Address of principal executive offices, including zip code)

                                 (212) 497-7000
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

         On May 24, 2002, the United States District Court for the Southern District of New York issued an order of summary judgment dismissing the patent infringement suit filed by ACTV, Inc. against The Walt Disney Co. and certain of its subsidiaries. ACTV's suit alleged infringement of certain ACTV patents covering the enhancement of television and other programming with synchronous Internet-based functions. Without addressing the validity and enforceability of the three patents in suit, the Court reached summary judgment on non-infringement alone. ACTV, Inc. is in strong disagreement with the Court's decision and is currently evaluating its options, including an appeal.


ITEM 7. EXHIBITS

(c)      Exhibits.

99.1 Press Release dated May 24, 2002 announcing summary judgment in favor of The Walt Disney Co. and certain of its subsidiaries (collectively "Walt Disney") in connection with ACTV, Inc.'s patent infringement suit against Walt Disney.



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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ACTV, INC.



                                  By:  /s/ Christopher C. Cline
                                       -----------------------------
                                           Christopher C. Cline
                                           Chief Financial Officer


Dated: May 30, 2002